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                                                                    EXHIBIT 23.3





                             Yankwich & Associates
                             130 Bishop Allen Drive
                         Cambridge, Massachusetts 02139
                           TELEPHONE: (617) 491-4343
                            TELEFAX: (617) 491-8801


LEON R. YANKWICH
DIRECT LINE: (617) 491-8909
CONSENT OF INTELLECTUAL PROPERTY COUNSEL

July 16, 1998



     We hereby consent to the reference to our firm under the caption "Experts" in the Prospectus that is a part of the Registration Statement on Form S-1 of Dyax Corp.




                                     /s/ LEON R. YANKWICH
                                     --------------------
                                     Leon R. Yankwich